UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2008

FRONTIER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-15540	91-1223535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification No.)

332 SW Everett Mall Way, Everett, Washington 98204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 514-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 22, 2008, Ellen Sas, Executive Vice President and Chief Risk Officer, resigned to pursue other opportunities as the President and Chief Executive Officer of Seattle Savings Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2008

FRONTIER FINANCIAL CORPORATION

By:	/s/ John J. Dickson
John J. Dickson
Its:	President & CEO